Exhibit 10.2

REINSTATEMENT OF AND FIRST AMENDMENT TO REAL ESTATE SALE
AGREEMENT

This REINSTATEMENT OF AND FIRST AMENDMENT TO REAL ESTATE SALE AGREEMENT (“First Amendment”) is entered into as of November         , 2006 between CMD REALTY INVESTMENT FUND II, L.P., an Illinois limited partnership (“Seller”), and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company, d/b/a Behringer Harvard Funds (“Purchaser”).

A.            Seller and Purchaser entered into that certain Real Estate Sale Agreement, dated as of November 14, 2006, regarding the sale and purchase of the office building commonly known as Bent Tree Green (“Agreement”).  All of the capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings set forth in the Agreement.

B.            Pursuant to Section 9 of the Agreement, Purchaser terminated the Agreement by written notice to Seller dated November 29, 2006 (the “Termination Notice”).

C.            Seller and Purchaser desire to reinstate and amend the Agreement in accordance with the terms and conditions set forth in this First Amendment.

NOW THEREFORE, for Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Incorporation of Recitals.  The Recitals set forth above are true and correct and are by this reference incorporated into this First Amendment.

2.             Reinstatement of Agreement.  Except as otherwise specifically modified by this First Amendment, Purchaser and Seller hereby reinstate the Agreement in its original form and effect as if the Termination Notice had not been given and such Agreement had never been terminated, and Purchaser and Seller agree to be bound by and fully comply with the terms contained therein.

3.             Purchase Price.  The sentence which comprises the text of Section 2 of the Agreement is hereby deleted and replaced with the following sentence: “The purchase price (the “Purchase Price”) for the Property shall be Eleven Million Eight Hundred Fifty Thousand and 00/100ths Dollars ($11,850,000.00).

4.             Estoppel Certifications.   Purchaser acknowledges and agrees that Seller has satisfied the Tenant Estoppel Condition and hereby waives any right to terminate the Agreement as provided in Section 7(c) of the Agreement.

5.             Exhibit C/Leases.  Exhibit C to the Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

6.             Full Force and Effect.  All of the terms and conditions of the Agreement, as modified hereby, shall remain in full force and effect.

7.             Counterparts/Facsimile.  This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.  Each counterpart may be delivered by facsimile or computer-scanned image transmission.  The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

8.             Headings.  Section headings contained herein are for convenience only, and shall not govern the interpretation of any provisions contained herein.

9.             Agency.  CMD Realty Investors, an Illinois general partnership (“Agent”), has signed this First Amendment solely in its capacity as agent of Seller.  In no event shall Agent have any liabilities or obligations under this First Amendment, all of which liabilities and obligations shall be borne solely by Seller subject to the terms and conditions of this First Amendment.

[balance of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, Purchaser and Seller have executed this First Amendment to Real Estate Sale Agreement as of the date first stated above.

PURCHASER:

HARVARD PROPERTY TRUST, LLC, a Delaware
limited liability company, d/b/a Behringer Harvard Funds

By:
Printed Name:
Its:

SELLER:

CMD REALTY INVESTMENT FUND II, L.P., an
Illinois limited partnership

By:	CMD/FUND II GP INVESTMENTS, L.P., an
Illinois limited partnership, its general partner

	By:	CMD REIM II, INC., an Illinois corporation,
its general partner

		By:	CMD REALTY INVESTORS,
an Illinois general partnership, its agent

By:
Printed Name:
Its:

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EXHIBIT C

LEASES

BOYD & BOYD, LLP

1. Lease Agreement - 6/23/2003
Office Lease dated June 23, 2003 by and between CMD Realty Investment Fund II, L.P. and Boyd & Boyd, L.L.P.

2. Lease Term Confirmation Letter - 8/4/2003
Lease Term Confirmation letter dated August 4, 2003

BRAD BURNS DBA BURNS ENERGY

1. Lease Agreement - 9/4/1991
Lease Agreement dated September 4, 1991 by and between 17300 Parkway Venture L.P. and Brad Burns d/b/a Burns Energy

2. Tenant Estoppel Certificate - 12/11/1995
Tenant Estoppel Certificate December 11, 1995

3. First Amendment - 11/21/1996
First Amendment dated November 21, 1996 by and between CMD Realty Investment Fund II, L.P. and Brad Burns d/b/a Burns Energy

4. Second Amendment - 10/29/1999
Amendment Two dated October 29, 1999 by and between CMD Realty Investment Fund II, L.P. and Brad Burns d/b/a Burns Energy

5. Tenant Estoppel Certificate - 7/29/2002
Tenant Estoppel Certificate dated July 29, 2002

6. Third Amendment - 7/29/2002
Lease Amendment Three dated July 29, 2002 by and between CMD Realty Investment Fund II, L.P. and Brad Burns d/b/a Burns Energy

7. Other Legal Document - 11/8/2002

Subordination, Non-Disturbance and Attornment Agreement, dated November 8, 2002, by and among SunAmerica Life Insurance Company, CMC Commercial Realty Group, and CMD Realty Investment Fund II, L.P.

8. Fourth Amendment - 6/17/2005
Lease Amendment Four dated 6/17/05 by and between CMD Realty Investment Fund II, L.P. and Brad Burns.

CLEAN HARBORS EL DORADO, LLC, f/k/a TERIS, LLC

1. Lease Agreement - 6/20/2005
Office Lease Agreement dated 6/20/2005 by and between CMD Realty Investment Fund II, L.P. and Teris L.L.C.

2. Letter – 08/21/06

Letter dated August 21, 2006 from Clean Harbors El Dorado, LLC, successor in interest to Teris L.L.C. regarding name change.

CMC COMMERCIAL REALTY GROUP, I

1. Lease Agreement - 12/13/1999
Lease Agreement dated December 13, 1999 by and between CMD Realty Investment Fund II, L.P. and CMC Commercial Realty Group, Inc.

2. Lease Term Confirmation Letter - 3/21/2000
Lease Term Confirmation letter dated March 21, 2000

3. Tenant Estoppel Certificate - 7/29/2002
Tenant Estoppel Certificate dated July 29, 2002

4. Other Legal Document - 7/30/2002
Subordination, Non-Disturbance and Attornment Agreement, dated July 30, 2002, by and among SunAmerica Life Insurance Company, CMC Commercial Realty Group, and CMD Realty Investment Fund II, L.P.

5. First Amendment - 3/11/2004
Lease Amendment One dated March 11, 2004, between CMD Realty Investment Fund II, L.P. and CMC Commercial Realty Group, Inc.

6. Other Legal Document - 4/26/2004
Rent Reduction Date Confirmation letter dated April 26, 2004

7. Second Amendment - 2/11/2005
Lease Amendment Two dated 2/11/2005, between CMD Realty Investment Fund II, L.P. and CMC Commercial Realty Group, Inc.

8. Lease Term Confirmation Letter - 4/5/2005
Lease Term Confirmation Letter dated 4/5/05

9. Lease Term Confirmation Letter - 4/5/2005
Lease Term Confirmation Letter dated April 5, 2005.

COLONIAL PROPERTIES TRUST

1. Lease Agreement - 7/25/2005
Office Lease dated 7/25/05 by and between CMD Realty Investment Fund, II, L.P. and Colonial Realty Limited Partnership

2. Lease Term Confirmation Letter - 10/28/2005
Lease Term Confirmation letter dated 10/28/05

COMPTROLLER OF THE CURRENCY

1. Lease Agreement - 3/12/2002
U.S. Government Lease for Real Property (Short Form) with CMD Realty Investment Fund II, L.P., dated March 12, 2002

2. Other Legal Document - 9/5/2002
Letter dated September 5, 2002, from Landlord to Tenant, re TI, commencement date, etc.

3. Supplemental Agreement No. 1 – 11/12/2002

Supplemental Agreement No. 1 dated November 12, 2002 by and between Landlord and Tenant.

DISCOUNT TIRE COMPANY OF TEXAS

1. Lease Agreement - 7/10/1991
Lease Agreement dated July 10, 1991 by and between 17300 Parkway Venture L.P. and Discount Tire Company of Texas, Inc.

2. Tenant Estoppel Certificate - 12/11/1995
Tenant Estoppel Certificate dated December 11, 1995

3. First Amendment - 5/1/1997
First Amendment dated May 1, 1997 by and between CMD Realty Investment Fund II, L.P. and Discount Tire Company of Texas, Inc.

4. Other Legal Document - 12/3/1997
Tenant Acceptance Letter dated December 3, 1997

5. Second Amendment - 5/1/2002
Lease Amendment Two dated May 1, 2002 by and between CMD Realty Investment Fund II, L.P. and Discount Tire Company of Texas, Inc.

6. Tenant Estoppel Certificate - 7/29/2002
Tenant Estoppel Certificate dated July 29, 2002

7. Other Legal Document - 11/8/2002

Subordination, Non-Disturbance and Attornment Agreement, dated November 8, 2002, by and among SunAmerica Life Insurance Company, CMC Commercial Realty Group, and CMD Realty Investment Fund II, L.P.

FINANCIAL INNOVATIONS AGENCY

1. Lease Agreement - 4/7/2003
Office Lease dated April 7, 2003 by and between CMD Realty Investment Fund II, L.P. and Financial Innovations Agency, Inc.

2. Lease Term Confirmation Letter - 5/13/2003
Lease Term Confirmation letter dated May 13, 2003

KIEWIT DEVELOPMENT COMPANY

1. Guaranty - 7/25/2006
Guaranty between CMD and Kiewitt

2. Lease Agreement - 7/25/2006
Lease Agreement dated July 25, 2006, by and between CMD Realty Investment Fund II, L.P. and Kiewit Construction Company

3. Lease Term Confirmation Letter - 8/16/2006
Lease Term Confirmation letter dated August 16, 2006, by and between CMD Realty Investment Fund II, L.P. and Kiewit Development Company

4. Revised Lease Term Confirmation Letter - 8/29/2006
Revised Lease Term Confirmation letter dated August 29, 2006, by and between CMD Realty Investment Fund II, L.P. and Kiewit Development Company

L. B. FISHER & COMPANY

1. Lease Agreement - 11/9/1995
Lease Agreement dated November 9, 1995 by and between 17300 Parkway Venture L.P. and L.B. Fisher & Company

2. Tenant Estoppel Certificate - 12/21/1995
Tenant Estoppel Certificate dated December 21, 1995

3. Other Legal Document - 2/1/1996
Promissory Note effective February 1, 1996

4. First Amendment - 1/5/2001
Amendment One dated January 5, 2001 by and between CMD Realty Investment Fund II, L.P. and L. B. Fisher & Company w/attached Promissory Note marked “Cancelled”

5. Other Legal Document - 2/7/2001
Letter dated February 7, 2001 from CMD to L. B. Fisher re: signature of amendment

6. Tenant Estoppel Certificate - 7/29/2002
Tenant Estoppel Certificate dated July 29, 2002

7. Other Legal Document - 11/8/2002

Subordination, Non-Disturbance and Attornment Agreement, dated November 8, 2002, by and among SunAmerica Life Insurance Company, CMC Commercial Realty Group, and CMD Realty Investment Fund II, L.P.

8. Second Amendment - 5/11/2005
Lease Amendment Two dated 5/11/2005 by and between CMD Realty Investment Fund II, L.P. and L.B. Fisher & Company

NEWPORT HOMEBUILDERS, LTD.

1. Lease Agreement - 1/27/2004
Office Lease dated January 27, 2004, by and between CMD Realty Investment Fund II, L.P. and Newport Homebuilders, Ltd.

2. Lease Term Confirmation Letter - 4/1/2004
Lease Term Confirmation letter dated April 1, 2004

RECKITT BENCKISER INC.

1. Lease Agreement - 3/11/1999
Lease Agreement dated March 11, 1999, by and between CMD Realty Investment Fund II, L.P. and Reckitt & Colman, Inc.

2. Lease Term Confirmation Letter - 5/17/1999
Lease Term Confirmation letter dated May 17, 1999

3. First Amendment - 6/27/2002
Lease Amendment One dated June 27, 2002, by and between CMD Realty Investment Fund II, L.P. and Reckitt Benckiser f/k/a Reckitt & Colman, Inc.

4. Tenant Estoppel Certificate - 7/29/2002
Tenant Estoppel Certificate dated July 29, 2002

5. Lease Term Confirmation Letter - 10/28/2002
Lease Term Confirmation letter dated October 28, 2002

6. Other Legal Document - 11/8/2002

Subordination, Non-Disturbance and Attornment Agreement, dated November 8, 2002, by and among SunAmerica Life Insurance Company, CMC Commercial Realty Group, and CMD Realty Investment Fund II, L.P.

7. Consent to Sublease Agreement - 5/17/2005
Consent to Sublease dated 5/17/2005 by and between Reckitt Benckiser, Inc. (tenant),Reunion Mortgage, Inc. (subtenant) and CMD Realty Investment Fund II, L.P.

ROBERT BOYD ARCHITECTS, INC.

1. Lease Agreement - 8/6/2004
Office Lease dated August 6, 2004, by and between CMD Realty Investment Fund II, L.P. and Robert Boyd Architects, Inc.

2. Lease Term Confirmation Letter - 9/23/2004
Lease Term Confirmation letter dated September 23, 2004

SOVA DIGITAL INC

1. Lease Agreement - 9/16/2003
Office Lease dated September 16, 2003, by and between CMD Realty Investment Fund II, L.P. and Sova Digital, Inc.

2. Letter of Credit - 10/8/2003
Clean Irrevocable Standby Letter of Credit No. 00344063, by Bank One, dated October 8, 2003, by order of Sova Digital, Inc. in the favor of CMD Realty Investment Fund II, L.P., in the aggregate amount of $47,380.00 with transfer form attached

3. First Amendment - 10/20/2003
Amendment, dated October 20, 2003, to Clean Irrevocable Letter of Credit No. 00344063, by Bank One, by order of Sova Digital, Inc. in the favor of CMD Realty Investment Fund II, L.P., in the aggregate amount of $47.380.00 to include the effective date of October 8, 2003

4. Lease Term Confirmation Letter - 11/4/2003
Lease Term Confirmation letter dated November 4, 2003

5. Other Legal Document - 2/18/2005
Storage License dated February 18, 2005, between CMD Realty Investment fund II, L.P. and Sova Digital, Inc.

TCB, INC

1. Lease Agreement - 10/7/1999
Lease Agreement dated October 7, 1999 by and between CMD Realty Investment Fund II, L.P. and Turner Collie & Braden Inc.

2. Lease Term Confirmation Letter - 2/21/2000
Lease Term Adjustment Confirmation letter dated February 21, 2000

3. Lease Term Confirmation Letter - 3/21/2001
Lease Term Adjustment Confirmation letter dated March 21, 2001

4. Tenant Estoppel Certificate - 7/29/2002
Tenant Estoppel Certificate dated July 29, 2002

5. Other Legal Document - 11/8/2002

Subordination, Non-Disturbance and Attornment Agreement, dated November 8, 2002, by and among SunAmerica Life Insurance Company, CMC Commercial Realty Group, and CMD Realty Investment Fund II, L.P.

6. Right of Offer Notice Letter - 6/3/2005
Right of Offer Letter dated 6/3/2005

7. Right of Offer Notice Letter - 9/26/2005
ROO letter dated 6/26/05 regarding Suite 1075

8. First Amendment - 8/22/2006
Lease Amendment One dated August 22, 2006, by and between CMD Realty Investment Fund II, L.P. and TCB, Inc. (f/k/a Turner Collie Braden, Inc.)

WINTERSTONE FINANCIAL SERVICES

1. Lease Agreement - 12/23/2002
Office Lease dated December 23, 2002 by and between CMD Realty Investment Fund II, L.P. and Winterstone Financial Services Corp.

2. First Amendment - 1/6/2005
Lease Amendment One dated January 6, 2005, between CMD Realty Investment Fund II, L.P. and Winterstone Financial Services Corp.

WNC INSURANCE SERVICES, INC.

1. Lease Agreement - 1/8/1997
Lease Agreement dated January 8, 1997 by and between CMD Realty Investment Fund II, L.P. and FGIS Group, Inc. d/b/a First Guaranty Insurance Services

2. Other Legal Document - 1/30/1997
Guaranty of Lease dated January 30, 1997 (by C. Michael Beeson)

3. Other Legal Document - 1/30/1997
Guaranty of Lease dated January 30, 1997 (by Greg Cooney)

4. Other Legal Document - 9/2/1997
Tenant Acceptance Letter dated September 2, 1997

5. First Amendment - 2/13/1998
First Amendment dated February 13, 1998 by and between CMD Realty Investment Fund II, L.P. and FGIS Group, Inc.

6. Right of Offer Notice Letter - 6/9/1998
Right of First Offer letter dated June 9, 1998

7. Second Amendment - 3/2/2000
Amendment Two dated March 2, 2000 by and between CMD Realty Investment Fund II, L.P. and FGIS Group, Inc.

8. Other Legal Document - 3/27/2000
Release of Guarantor dated March 27, 2000 between CMD Realty Investment Fund II, L.P. and Gregory Cooney

9. Consent to Sublease Agreement - 10/12/2000
Consent to Sublease dated October 12, 2000 by and between FGIS Group, Inc., Uniview Technologies Corporation, and CMD Realty Investment Fund II, L.P. w/attached Sublease dated October 30, 2000

10. Other Legal Document - 3/22/2001
Landlord’s Consent with Lender The American National Bank of Texas dated March 22, 2001

11. Third Amendment - 11/6/2001
Amendment Three November 6, 2001 by and between CMD Realty Investment Fund II, L.P. and FGIS Group, Inc.

12. Fourth Amendment - 10/17/2006
Lease Amendment Four (Short Extension of Term) October 17, 2006 by and between CMD Realty Investment Fund II, L.P. and WNC Insurance Services, Inc. as successor in interest to FGIS Group, Inc.

ZEPHYR SYSTEMS, INC.

1. Lease Agreement - 9/23/1998
Office Lease dated September 23, 1998, by and between CMD Realty Investment Fund II, L.P. and Zephyr Systems, Inc.

2. Lease Term Confirmation Letter - 11/2/1998
Lease Term Confirmation Letter dated November 2, 1998

3. First Amendment - 5/15/2000
Lease Amendment One dated May 15, 2000, by and between CMD Realty Investment Fund II, L.P. and Zephyr Systems, Inc.

4. Tenant Estoppel Certificate - 7/29/2002
Tenant Estoppel Certificate dated July 29, 2002

5. Second Amendment - 8/22/2002
Lease Amendment Two dated August 22, 2002, by and between CMD Realty Investment Fund II, L.P. and Zephyr Systems, Inc.

6. Other Legal Document - 11/8/2002

Subordination, Non-Disturbance and Attornment Agreement, dated November 8, 2002, by and among SunAmerica Life Insurance Company, CMC Commercial Realty Group, and CMD Realty Investment Fund II, L.P.

ROOFTOP AGREEMENTS

1. License Agreement -
License Agreement by and between CMD Realty Investment Fund II, L.P. and airBand Communications, Inc.